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                                  ANNUAL REPORT
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[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
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                                                             New England
                                                             Star Advisers Fund

                                                               [graphic omitted]
                                                                       Where
                                                                      The Best
                                                                        Minds
                                                                       Meet(R)

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DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
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[Photo of Bruce R. Speca]

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"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500")
- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
Not FDIC insured                 May lose value                No bank guarantee
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My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
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New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

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                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. In the past the Standard & Poor's 500 Stock Index5 served as a benchmark for New England Star Advisers. Going forward the Standard & Poor's 400 Midcap Index7 will be the primary benchmark and the S&P 500 Stock Index will be the secondary benchmark. While no benchmark is a perfect match for a managed fund, the addition of the new Index better reflects the characteristics that may be represented in the Fund.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------
[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Star Advisers Fund's inception on 7/7/94 compared to Standard & Poor's 500(5). The data points from the graph are as follows:]

              NAV(1)      MSC(2)     S&P 500(5)  S&P 400(7)
-----------------------------------------------------------
07-Jul-94   $10,000      $9,425      $10,000     $10,000
    12/94   $10,638     $10,026      $10,391     $10,401
     6/95   $12,252     $11,547      $12,484     $12,228
    12/95   $14,293     $13,471      $14,281     $13,610
    12/96   $17,006     $16,028      $17,552     $16,216
     6/97   $18,775     $17,695      $21,167     $18,323
     6/98   $23,293     $21,954      $27,534     $23,290
    12/98   $24,372     $22,970      $30,073     $25,530

These illustrations represent past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvestment of distributions. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges.

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS - 12/31/98
-------------------------------------------------------------------------------
   CLASS A (Inception 7/7/94)           1 YEAR           SINCE INCEPTION
   Net Asset Value(1)                   19.3%                21.9%
   With Max. Sales Charge(2)            12.4                 20.4
-------------------------------------------------------------------------------
   CLASS B (Inception 7/7/94)           1 YEAR           SINCE INCEPTION
   Net Asset Value(1)                   18.4%                21.1%
   With CDSC(3)                         13.4                 20.8
-------------------------------------------------------------------------------
   CLASS C (Inception 7/7/94)           1 YEAR           SINCE INCEPTION
   Net Asset Value(1)                   18.5%                21.1%
   With CDSC(3)                         17.5                 21.1
-------------------------------------------------------------------------------
   CLASS Y (Inception 11/15/94)*        1 YEAR        SINCE INCEPTION
   Net Asset Value(1)                   19.6%                22.0%
-------------------------------------------------------------------------------
                                                   SINCE FUND'S    SINCE FUND'S
   COMPARATIVE PERFORMANCE              1 YEAR    CLASS A, B & C     CLASS Y
                                                     INCEPTION      INCEPTION
   S&P 400 Midcap Index(7)              19.1%         23.2%           23.2%
   S&P 500 Stock Index(5)               28.5          27.8            29.2
   Lipper Growth Average(4)             22.9          22.3            24.0
   Morningstar Mid Cap Growth Avg(6)    18.0          20.3            20.9
-------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

* Class Y shares are available only to certain institutional investors and are not subject to a sales charge.

NOTES TO CHARTS (PAGES 1 & 2)

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) Contingent Deferred Sale Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Lipper Growth Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. Class Y since inception return is calculated from 11/30/94.

(5) Standard & Poor's Composite Index of 500 Stocks (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly.

(6) Morningstar Mid Cap Growth Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc. an independent mutual fund ranking service. Class A, B and C share total returns since inception are calculated from 7/31/94. Class Y since inception return is calculated from 11/30/94.

(7) Standard and Poor's Midcap 400 Index (S&P 400) is an unmanaged index representing the performance of the mid-sized company segment of the U.S. market. The S&P 400 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly.

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

                                                OVERVIEW: HOW THE FUND PERFORMED
-------------------------------------------------------------------------------

Calendar year 1998 was a rewarding but turbulent period for most U.S. stock investors. Despite a healthy economic backdrop, U.S. stocks were affected by the uncertainty that resulted from continuing economic and financial troubles in global markets. While the U.S. market ended the year with strong gains, it did so only after experiencing a steep drop.

New England Star Advisers Fund is composed of four separate segments, each managed by a different leading investment management firm. This multiple-adviser approach is the foundation of the Star concept. It provides a means to diversify among not just individual securities but also among investment styles and strategies.

For the 12-month period that ended December 31, 1998, New England Star Advisers Fund's Class A shares at net asset value produced a total return of 19.3%, reflecting a $1.85 per share gain to $20.02 and a $1.38 capital gain distribution.

Investing in the U.S. stock market in 1998 was similar to riding a roller coaster. The market produced double-digit returns in the first quarter of the year, pulled back slightly in the second quarter, reached a record high in July, experienced a nearly 20% decline in August and September and then rebounded strongly to close the year with significant gains. Ironically, this volatility occurred at a time when economic fundamentals in the United States were nearly ideal. Relatively strong growth, low inflation and interest rates, high levels of consumer confidence and spending and solid corporate profits were positive for stocks. Nevertheless, investors could not ignore the economic events that took place beyond U.S. borders. For the most part, the gyrations in the U.S. market resulted from persistent economic problems in foreign markets. The Federal Reserve Board made three successive interest rates cuts as stocks hit their lowest point of the year. The Fed's action restored confidence in the U.S. economy and in equity securities, and the stock market recovered lost ground.

The economic and financial crises that began in the Asian emerging markets in 1997 continued to cast a shadow over the U.S. stock market. Despite government and International Monetary Fund (IMF) bailout packages, several emerging market countries devalued their currencies. In Japan, a new government and a spate of tax and spending initiatives designed to jump-start the economy couldn't budge the country from recession. With the Russian government's default on its debt and devaluation of its currency, the Russian economy nearly collapsed. In Latin America, concerns that individual economies, especially Brazil, would buckle under the weight of high interest rates and fallout from troubles in other emerging markets eroded confidence in the region. The effect of the global economy on U.S. stocks was dramatic. Nevertheless, the U.S. stock market persevered.

As in the three previous years, 1998 will go into the financial record books as a "year of the large-caps." Once again large-cap growth stocks maintained their position as market leaders. The uncertainty caused by the "Asian flu," as Asia's economic troubles are sometimes called, prompted investors to seek what they perceived to be safe havens. As a result, investors tended to focus on the familiar - the large, well known companies with consistent growth records. Despite their attractive earnings, low prices and relatively little exposure to the world's financial trouble spots, small-cap and mid-cap stocks barely participated in the stock market's upward trend.

Just as the performance of different types of stocks varied during 1998, the performance of various industry groups differed. Technology companies of all types - computer manufacturers, software developers, internet companies - ended 1998 as the clear winners. In addition, pharmaceutical companies and consumer stocks generated strong returns. On the other hand, companies that had virtually anything to do with commodities were stymied by weak worldwide demand for their products. Energy, precious metals and natural resources stocks also lost ground.


Volatility is an intrinsic part of the investment process, and our experience in 1998 has shown that events in world markets can have a strong effect on domestic investments. Nevertheless, we believe stocks continue to be good long-term investments. While we will not attempt market predictions or your Fund's performance in the coming months, your investments are in the hands of some of the most experienced and prominent investment managers in the country. The four portfolio segments of New England Star Advisers Fund are managed autonomously. However, the chart below shows the areas of emphasis for the Fund as a whole. In the following pages, your Fund's four subadvisers discuss their investment strategies during 1998.

                                        YOUR FUND'S 5 LARGEST SECTORS - 12/31/98

                                                 % OF
     SECTOR                                    NET ASSETS
-------------------------------------------------------------------------------
 1.  DRUGS & HEALTH CARE                          8.0
-------------------------------------------------------------------------------
 2.  FOOD & BEVERAGES                             7.0
-------------------------------------------------------------------------------
 3.  BANKS & THRIFTS                              6.3
-------------------------------------------------------------------------------
 4.  BROADCASTING                                 4.8
-------------------------------------------------------------------------------
 5.  TELECOMMUNICATION                            4.0

Portfolio holdings and asset allocations will vary.

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                         NEW ENGLAND STAR ADVISERS FUND
-------------------------------------------------------------------------------

                 OAKMARK/HARRIS ASSOCIATES L.P. - ROBERT SANBORN
-------------------------------------------------------------------------------
During calendar year 1998, long-term value investors faced a difficult and unusual investment environment. Mega-cap stocks and growth stocks performed very well. However, smaller company stocks and value stocks were relatively poor performers. While the Standard & Poor's Composite Index of 500 Stocks appreciated more than 28%, other indexes lagged.

In hindsight, the place to invest in 1998 was clearly large-cap, growth stocks. However, we found such stocks to be overpriced. In our view, over the course of the year these stocks went from being substantially overpriced to being extremely overpriced.

In managing the portfolio, we follow a rigorous discipline that refrains from paying more than 60 cents for every $1 of value we see in a stock. We do not try to anticipate the psychology of the market nor do we buy "hot" stocks in the hope that they will continue to rise in price. No matter what the environment, we adhere to our value strategy.

Our analysis of the market environment at the end of 1998 indicated that investors were willing to assume large amounts of stock price risk but not willing to take on much business or fundamental risk. In other words, investors seemed to be overpaying for growth. As a result, when a company had any negative news, its investors quickly sold their shares, even if the company's economic fundamentals remained intact. Investors avoided stocks with any fundamental controversies. We have several holdings that reported various business problems in 1998. These include Mattel, Lockheed Martin, Boeing and Nike. We believe prices on these stocks have declined to a point where future appreciation could be significant.

Several holdings made strong gains during the period. The segment's largest position, Philip Morris, rose more than 20% as many of the threats to the tobacco industry's prosperity disappeared. We believe Philip Morris continues to be undervalued. Black & Decker recovered from very depressed price levels and rose almost 50%. We continue to hold the stock and believe it has a good possibility for more gains.

LARGEST HOLDINGS IN OAKMARK/HARRIS SEGMENT
-------------------------------------------------------------------------------

                                % OF             % OF
                            SEGMENT ASSETS    FUND ASSETS
-------------------------------------------------------------------------------

  1. Philip Morris Cos.         10.6             2.1
  2. Banc One Corp.              6.2             1.2
  3. Dun & Bradstreet Corp.      6.0             1.2
  4. First Data Corp.            5.7             1.1
  5. H & R Block, Inc.           5.3             1.0
-------------------------------------------------------------------------------

While we have been surprised at the continued strong performance of mega-cap and growth stocks, we are not tempted to change our successful long term strategies. We are confident that the significant run-up in prices on big company growth stocks has created favorable conditions for value stocks to perform well.

                  FOUNDERS ASSET MANAGEMENT, LLC - PAUL LAROCCO
-------------------------------------------------------------------------------
During the 12-month period that ended December 31, 1998, the Asian economic and financial crises accelerated and spread to emerging markets in Russia and South America. As a result, a number of large companies with multinational operations reported disappointing earnings. This situation, coupled with the fact that prices on domestic stocks were high, led us to believe that a market drop was imminent. Therefore, we made portfolio adjustments during the year.

During the first half of 1998, large-cap stocks were popular with investors because of their liquidity and safety. As the year progressed, however, investors began to focus more on earnings growth and began to move down the capitalization spectrum in search of growth. We believe we may see more investor interest in mid-cap and small-cap stocks because such companies are not as exposed to troubled overseas economies.

Because of weakness in foreign markets in 1998, we trimmed holdings in several large, multinational consumer products companies. We also reduced our position in Citicorp, which has significant emerging market exposure. In the pharmaceutical area, we reduced Pfizer, the Fund's largest holding. Sales of Pfizer's new drug, Viagra, were strong, but they failed to meet some expectations.

While defense spending has been low for several years, recently there have been discussions in Congress about increasing the defense budget because of concern that the economic problems overseas could result in unrest or conflict. To capitalize on this possibility, we added to our holdings of defense contractor Lockheed Martin, which at year-end was 1.8% of the segment. We also added to Northrop Grumman, which was 1.0% of the segment at the end of the year. In addition to winning new defense contracts, these companies have been successful at exploiting commercial opportunities for their products.

LARGEST HOLDINGS IN FOUNDERS SEGMENT
-------------------------------------------------------------------------------

                                % OF             % OF
                            SEGMENT ASSETS    FUND ASSETS
-------------------------------------------------------------------------------

  1. General Electric Co.        4.3             1.2
  2. Microsoft Corp.             4.2             1.2
  3. Pfizer, Inc.                3.4             1.0
  4. Intel Corp.                 3.1             0.9
  5. MCI Worldcom, Inc.          2.9             0.8

Major segment positions at the end of the period included Intel, 3.1% of the segment, GE, 4.3% and Pfizer, 3.4%. These high-quality companies are established leaders in their industries and are among the segment's long-term top-ten holdings.


Looking ahead, Founders plans to invest in mid-cap and large-cap growth companies with enduring quality. To identify such companies, we use a comprehensive ten-step qualitative checklist we call the "Pyramid of Growth." This checklist helps us uncover companies with strong and growing brand identities that evoke trust and reliability. Many are household names with strong brand franchises. We seek companies that have demonstrated consistent, above-average earnings growth and those with unique or proprietary products that have the ability to capitalize on the inefficiencies in their industry. We look for companies that are leaders in exploiting broad societal trends and that have seasoned and respected management teams, willing to buy back shares for the benefit of the company.

Effective January 1999, Scott A. Chapman and Thomas M. Arrington became portfolio managers of the segment. They have been Vice Presidents of Investments at Founders since December 1998.

       LOOMIS, SAYLES & COMPANY, L.P. - MARY CHAMPAGNE AND JEFF PETHERICK
-------------------------------------------------------------------------------
The past year was difficult for small-cap value investors. Because economic troubles in global markets had a negative effect on U.S. stocks, most investors were risk-averse. As a result, they favored the liquidity and perceived safety of large-cap stocks, even though (in our opinion) small-caps were more attractively valued and had greater potential for earnings growth and price appreciation.

Throughout the year, the segment held its value relative to the market as a whole. It weathered the July-August market correction well, and when the market rebounded in the fall, the segment outperformed many of its competitors.

In managing the segment, we emphasized high quality securities with attractive valuations and consistent earnings growth. During the first six months, we invested a significant portion of the segment's assets in Real Estate Investment Trusts (REITs). While REITs provided relatively high dividend yields in the 6% to 8% range, they underperformed. Because of their poor performance, we reduced the segment's allocation to REITs, and at the end of the period, they comprised about 5.5% of assets. We believe the remaining REITs have the potential to produce solid gains and should be attractive to investors because of their yields and low prices.

During the second half of the year, we emphasized companies that had been out of favor for a significant period. We found the most value in technology and health care stocks. At the end of the period, technology stocks accounted for 13% of segment assets. Many high quality technology companies had been underperformers since 1996 and were selling at very low prices. Two particularly strong performers were Alpha Industries, a semiconductor manufacturer, and Hutchinson Technology, a company that supplies components to the disk-drive industry. Both stocks more than doubled in price in the fourth quarter.

At the end of the period, 11% of assets were invested in selected health care stocks. While these stocks got off to a slow start in 1998, by year-end they also generated double-digit returns. In the health care area we invested in Allegiance Corporation, Pathogenesis and Respironics, all of which performed well for the year.

Looking ahead, we believe the economic troubles in world markets may result in a slower growing U.S. economy. We anticipate a challenging investment environment, one in which industry groups rotate in and out of favor with investors. We feel strongly, however, that small-cap value stocks are poised for strong performance in 1999. The valuations of these companies are at twenty-year lows relative to large-cap stocks, and most small companies have little exposure to global markets. We believe these companies have the potential for strong earnings growth and price appreciation in the months ahead.

LARGEST HOLDINGS IN LOOMIS SAYLES SEGMENT
-------------------------------------------------------------------------------

                                       % OF             % OF
                                   SEGMENT ASSETS    FUND ASSETS
-------------------------------------------------------------------------------

  1. Viad Corp.                         2.1             0.5
  2. Protective Life Corp.              1.4             0.3
  3. Premark International              1.4             0.3
  4. Conmed Corp.                       1.4             0.3
  5. Everest Reinsurance Holdings       1.2             0.3

                      JANUS CAPITAL CORP. - WARREN LAMMERT
-------------------------------------------------------------------------------

Early in the year, we were uncertain if the worst effects of the "Asian contagion" were over. Consequently, we reduced the number of holdings in the segment and concentrated on companies that we believed had the most resilient earnings. Although we maintained investments in a variety of industries, we focused on selected technology, pharmaceutical and cable companies. These holdings contributed to strong returns in the first half of 1998. In the technology area, Dell and Microsoft were among the best performers. Comcast, a cable company, also logged strong returns. Despite positive overall performance, there were a few disappointments. Our investments in oil services stocks had a rough first quarter because the decline in oil prices outweighed the technological advancements in the sector. Eventually, we sold several oil sector stocks at a loss. However, the segment's biggest disappointment of the year came in July when Parametric Technology announced an earnings shortfall. This earnings decline was the result of a change in the company's product line, and as a result we liquidated the position.

After the market tumult of late summer, we continued to concentrate on high quality companies with broad franchises or niche products. This served us well. When the market rebounded in October, investors no longer focused on liquidity. Instead, they emphasized the underlying fundamentals of specific companies. This change in investor attitude helped performance in the final four months of the year.

LARGEST HOLDINGS IN JANUS SEGMENT
-------------------------------------------------------------------------------

                                 % OF             % OF
                            SEGMENT ASSETS    FUND ASSETS
-------------------------------------------------------------------------------

  1. Nokia Corp. (ADR)           6.3             1.9
  2. Time Warner, Inc.           5.3             1.6
  3. Comcast                     4.7             1.4
  4. Cisco Systems               4.5             1.4
  5. TCI Ventures Group          3.8             1.2

We positioned the segment to capitalize on the productivity benefit that has resulted from technology and on the meteoric rise of Internet usage. For instance, our position in Amazon.com had a tremendous run. While Amazon.com's stock has risen to dizzying levels by virtually any traditional measure, we believe the company's potential is open-ended. Amazon.com has moved beyond being simply an Internet bookseller. It is adding to its product offerings, and we have found that its prominent brand name is an asset. On a fundamental level, we like the company's business model. The company immediately receives cash for the products it sells, but it does not have to pay its vendors for a relatively long period.

Looking ahead, after a six-year expansion, it appears the economy is slowing. However, we believe slower economic activity is the optimal environment for adept stock pickers. Against a backdrop of vigorous growth, as we have seen over the past few years, it is relatively easy for businesses to increase their profits. In a slow growth environment, that is not the case, and we have already seen many businesses become less profitable. We will continue to search for selected nimble businesses that have the potential to increase their earnings through pricing or because of their leading positions in dynamic industries.

The opinions expressed are those of the portfolio managers and are subject to change. The occurrence of forcasted events and predictions is not certain and cannot be assured.

The Fund may invest in foreign and emerging market securities,which involves special risks. Investments in small-cap companies involve greater risk than is customarily associated with more established companies. The Fund may invest in high yielding, lower-rated securities, which may involve greater credit risk. The Fund may invest in REITS, which are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages. This Fund may invest in derivative securities for hedging purposes. See the Fund's prospectus for more complete information.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1998

                 AEROSPACE & DEFENSE--2.2%
    30,300       Alliant Techsystems............................ $    2,497,856
    31,400       GenCorp........................................        783,038
    80,000       Lockheed Martin Corp...........................      6,780,000
    43,400       Newport News Shipbuilding, Inc.................      1,451,187
    48,600       Nichols Research Corp..........................      1,014,525
    43,675       Orbital Sciences
                   Corp. (c)....................................      1,932,619
   299,000       The Boeing Co..................................      9,754,875
                                                                 --------------
                                                                     24,214,100
                                                                 --------------
                 AIRLINES--0.2%
   113,115       Southwest Airlines.............................      2,538,018
                                                                 --------------
                 APPAREL & TEXTILES--1.4%
    23,150       Cintas Corp....................................      1,630,628
    37,200       Liz Claiborne, Inc.............................      1,174,125
   301,670       NIKE, Inc., Class B............................     12,236,489
                                                                 --------------
                                                                     15,041,242
                                                                 --------------
                 AUTO PARTS--0.3%
    28,025       Danaher Corp...................................      1,522,108
    27,565       Federal-Mogul..................................      1,640,117
                                                                 --------------
                                                                      3,162,225
                                                                 --------------
                 AUTOMOTIVE--0.9%
    31,154       DaimlerChrysler AG.............................      2,992,731
    50,900       Dura Automotive Systems (c)....................      1,736,962
    17,225       Harley Davidson, Inc...........................        816,034
    93,800       Intermet Corp..................................      1,225,263
    19,700       SPX Corp. (c)..................................      1,319,900
    54,100       Tower Automotive, Inc..........................      1,349,119
                                                                 --------------
                                                                      9,440,009
                                                                 --------------
                 BANKS & THRIFTS--6.3%
   258,000       Banc One Corp..................................     13,174,125
   239,955       Bank of New York Company, Inc..................      9,658,189
    50,900       Bank United....................................      1,997,825
    54,300       City National..................................      2,260,237
    33,160       CNB Bancshares.................................      1,546,085
    78,737       Commercial Federal.............................      1,825,714
    91,900       Community First Bankshares, Inc................      1,935,644
    37,400       Cullen/Frost Bankers...........................      2,052,325
    50,150       Downey Financial...............................      1,275,691
    52,078       Firstar Corp...................................      4,856,273
    63,600       Local Financial Corp...........................        572,400
   150,000       Mellon Bank Corp...............................     10,312,500
    16,825       Northern Trust Corp............................      1,469,033
     4,100       Pacific Bank National Association..............        178,863
    20,275       State Street Corp..............................      1,410,380
    50,300       Staten Islands Bancorp, Inc....................      1,002,856
    40,275       U.S. Bancorp...................................      1,429,762
   272,500       Washington Mutual, Inc.........................     10,406,094
    33,100       Western Bancorp................................        968,175
                                                                 --------------
                                                                     68,332,171
                                                                 --------------
                 BROADCASTING--4.8%
    61,415       Cablevision Systems (c)........................      3,082,265
    70,390       Chancellor Media Corp. (c).....................      3,369,921
   349,345       Comcast........................................     20,502,185
    71,765       Cox Communications (c).........................      4,960,756
    51,800       Hearst-Argyle Television, Inc..................      1,709,400
   216,800       MediaOne Group,
                   Inc. (c).....................................     10,189,600
    72,625       Tele-Communications, Inc.......................      3,345,289
   135,660       United International Holdings, Inc.............      2,611,455
    90,310       USA Networks, Inc..............................      2,991,519
                                                                 --------------
                                                                     52,762,390
                                                                 --------------
                 BUILDING & RELATED--0.7%
   101,200       Champion Enterprises (c).......................      2,770,350
    75,400       Furniture Brands International.................      2,054,650
    43,700       Giant Cement Holding, Inc......................      1,081,575
    58,600       Shaw Industries, Inc...........................      1,421,050
                                                                 --------------
                                                                      7,327,625
                                                                 --------------
                 BUSINESS SERVICES--1.0%
    13,900       Automatic Data Processing, Inc.................      1,114,606
    60,087       Fiserv, Inc. (c)...............................      3,090,725
   106,494       Outdoor Systems (c)............................      3,194,820
    82,147       Penton Media, Inc..............................      1,663,477
    30,275       Robert Half International, Inc. (c)............      1,352,914
     9,675       The Interpublic Group of Companies, Inc........        771,581
                                                                 --------------
                                                                     11,188,123
                                                                 --------------
                 CHEMICALS--1.3%
    47,500       CUNO, Inc......................................        771,875
    44,300       Cytec Industries, Inc..........................        941,375
    58,700       Ferro Corp.....................................      1,526,200
    28,800       Great Lakes Chemical Corp......................      1,152,000
    29,400       Minerals Technologies, Inc.....................      1,203,563
   116,245       Monsanto Co....................................      5,521,637
    34,100       Scotts Co......................................      1,310,719
    78,900       Solutia, Inc...................................      1,765,387
                                                                 --------------
                                                                     14,192,756
                                                                 --------------
                 COMPUTER SOFTWARE &
                 SERVICES--3.8%
    41,100       ChoicePoint, Inc. (c)..........................      2,650,950
    35,125       Computer Sciences (c)..........................      2,263,367
    66,700       DSP Group (c)..................................      1,392,363
   380,000       First Data Corp................................     12,041,250
   149,030       IMS Health, Inc................................     11,242,451
   123,500       PLATINUM Technology (c)........................      2,361,937
    91,295       Sapient Corp...................................      5,112,520
    45,900       Sterling Software, Inc.........................      1,242,169
    71,600       Symantec Corp. (c).............................      1,557,300
    53,575       Technology Solutions (c).......................        574,257
    53,100       Wang Labs, Inc.................................      1,473,525
                                                                 --------------
                                                                     41,912,089
                                                                 --------------
                 COMPUTERS & BUSINESS
                 EQUIPMENT--1.4%
     1,890       CDW Computer Ctrs, Inc.........................        181,322
    35,575       Compaq Computer Corp...........................      1,491,927
    50,325       Dell Computer
                   Corp. (c)....................................      3,683,161
    50,750       EMC Corp. (c)..................................      4,313,750
    31,650       International Business Machines Corp...........      5,847,337
                                                                 --------------
                                                                     15,517,497
                                                                 --------------
                 CONGLOMERATES--1.0%
   139,294       TYCO International, Ltd........................     10,507,991
                                                                 --------------
                 COMPUTER HARDWARE--0.8%
    72,000       Digi International (c).........................        801,000
    69,300       FORE Systems (c)...............................      1,269,056
    21,500       Hutchinson Technology, Inc.....................        765,937
    35,100       Micron Electronics (c).........................        607,669
    64,200       Quantum Corp. (c)..............................      1,364,250
    85,500       Sequent Computer Systems, Inc..................      1,031,344
    46,000       SMART Modular Technologies, Inc................      1,276,500
    18,150       Sun Microsystems, Inc. (c).....................      1,554,094
                                                                 --------------
                                                                      8,669,850
                                                                 --------------
                 CONSUMER GOODS & SERVICES--2.0%
   250,000       H & R Block, Inc...............................     11,250,000
   301,650       Mattel, Inc....................................      6,881,391
   210,000       Polaroid Corp..................................      3,924,375
                                                                 --------------
                                                                     22,055,766
                                                                 --------------
                 CONSUMER-JEWELRY/NOVELTY/
                 GIFTS--0.2%
    53,800       Jostens, Inc...................................      1,408,888
    25,800       Zale Corp......................................        832,050
                                                                 --------------
                                                                      2,240,938
                                                                 --------------
                 DRUGS & HEALTH CARE--8.0%
   128,065       ALZA Corp. (c).................................      6,691,396
    44,625       Amgen, Inc. (c)................................      4,666,102
    44,700       Biovail Corporation International (c)..........      1,690,219
    37,275       Bristol-Myers Squibb...........................      4,987,861
    40,240       Centocor, Inc. (c).............................      1,815,830
    25,800       ChiRex, Inc....................................        551,475
   380,000       Columbia/HCA Healthcare........................      9,405,000
   117,675       Eli Lilly......................................     10,458,366
    10,725       Glaxo Wellcome, Inc. (ADR).....................        745,387
    17,400       Johnson & Johnson..............................      1,459,425
    41,800       Jones Pharma, Inc..............................      1,525,700
    21,675       Merck & Co.....................................      3,201,127
   162,910       Pfizer, Inc....................................     20,435,023
    61,695       Pharmacia & Upjohn, Inc........................      3,493,479
   101,125       Schering-Plough Corp...........................      5,587,156
                 DRUGS & HEALTH CARE--CONTINUED
         1       SmithKline Beecham plc ........................             14
   146,405       Warner-Lambert Co..............................     11,007,826
                                                                 --------------
                                                                     87,721,386
                                                                 --------------
                 ELECTRIC--1.2%
   130,525       General Electric Co............................     13,321,708
                                                                 --------------
                 ELECTRIC UTILITIES--0.6%
    28,500       BEC Energy.....................................      1,173,844
    25,700       Commonwealth Energy Systems....................      1,040,850
    43,600       Rochester Gas & Electric Corp..................      1,362,500
    77,200       WPS Resources Corp.............................      2,721,300
                                                                 --------------
                                                                      6,298,494
                                                                 --------------
                 ELECTRICAL EQUIPMENT--0.3%
    26,800       Alpha Industries...............................        964,800
    54,400       Artesyn Technologies, Inc......................        761,600
    89,800       Sensormatic Electronics Corp...................        622,987
    68,170       Vishay Intertechnology.........................        988,465
                                                                 --------------
                                                                      3,337,852
                                                                 --------------
                 ELECTRONIC COMPONENTS--0.6%
    70,775       Maxim Integrated Products (c)..................      3,091,983
    83,105       Vitesse Semiconductor Corp. (c)................      3,791,665
                                                                 --------------
                                                                      6,883,648
                                                                 --------------
                 ELECTRONICS--1.8%
    28,500       ATMI, Inc. (c).................................        719,625
    52,400       AVX Corp.......................................        887,525
    33,300       Beckman Coulter, Inc...........................      1,806,525
    29,900       Credence Systems Corp..........................        553,150
   108,900       Cypress Semiconductor Corp.....................        905,231
    27,500       Litton Industries,
                   Inc. (c).....................................      1,794,375
    68,350       Lucent Technologies, Inc.......................      7,518,500
    21,000       Motorola, Inc..................................      1,282,312
     6,000       Novellus Systems, Inc..........................        297,000
    21,100       Photronics, Inc................................        505,741
    28,400       Speedfam International.........................        486,350
    47,600       Tektronix, Inc.................................      1,430,975
    11,200       Texas Instruments, Inc.........................        958,300
     3,850       The Perkin-Elmer Corp..........................        375,616
                                                                 --------------
                                                                     19,521,225
                                                                 --------------
                 ENTERTAINMENT--0.1%
    46,000       CEC Entertainment, Inc.........................      1,276,500
                                                                 --------------
                 FINANCE--0.4%
    30,700       American Express Co............................      3,139,075
    18,400       Hartford Financial Services Group..............      1,009,700
                                                                 --------------
                                                                      4,148,775
                                                                 --------------
                 FINANCIAL SERVICES--1.9%
   140,700       AMRESCO, Inc...................................      1,231,125
   131,200       Anthracite Capital.............................      1,025,000
    39,048       Associates First Capital.......................      1,654,659
    90,900       Brandywine Realty Trust (c)....................      1,624,838
   133,500       Capital Automotive.............................      1,985,812
    13,750       Charles Schwab Corp............................        772,578
    16,575       Franklin Resources, Inc........................        530,400
    81,550       Healthcare Realty Trust........................      1,819,584
    32,810       Household International........................      1,300,096
    88,300       Imperial Credit Industries (c).................        739,513
    67,700       Koger Equity, Inc..............................      1,163,594
    92,200       Liberty Property Trust.........................      2,270,425
    22,455       Newcourt Credit Group, Inc.....................        784,522
    70,200       Sun Communities, Inc...........................      2,443,837
    10,910       The FINOVA Group, Inc..........................        588,458
   154,300       Unicapital Corp................................      1,137,963
                                                                 --------------
                                                                     21,072,404
                                                                 --------------
                 FOOD & BEVERAGES--7.0%
    84,225       Coca-Cola Co...................................      5,632,547
    27,600       Corn Products International, Inc...............        838,350
   195,000       H.J. Heinz Co..................................     11,041,875
    11,700       Hershey Foods..................................        727,594
    60,600       International Home Foods, Inc..................      1,022,625
    98,800       International Multifoods.......................      2,550,275
    95,900       Michael Foods, Inc.............................      2,877,000
   220,000       Nabisco Holdings Corp..........................      9,130,000
    35,850       PepsiCo, Inc...................................      1,467,609
   501,575       Philip Morris Cos..............................     26,834,262
   160,000       Quaker Oats Co.................................      9,520,000
   167,823       Raisio Group plc...............................      1,843,124
     1,325       Tootsie Roll Industries Inc....................         51,841
    30,400       Vlasic Foods International, Inc................        723,900
    51,500       Whitman Corp...................................      1,306,813
     8,125       William Wrigley Jr. Co.........................        727,695
                                                                 --------------
                                                                     76,295,510
                                                                 --------------
                 GOVERNMENT AGENCIES--0.5%
    70,575       Federal National Mortgage Association..........      5,222,550
                                                                 --------------
                 HEALTH CARE -- MEDICAL TECHNOLOGY--2.7%
    86,000       ADAC Labs......................................      1,717,313
    55,705       Arterial Vascular Engineering, Inc.............      2,924,512
   101,850       Conmed Corp. (c)...............................      3,361,050
    95,900       DENTSPLY International.........................      2,469,425
    88,800       DVI, Inc. (c)..................................      1,609,500
   132,900       EndoSonics Corp................................      1,320,694
    60,790       Medtronic, Inc.................................      4,513,657
    10,080       MiniMed, Inc...................................      1,055,880
    39,700       PSS World Medical..............................        913,100
    52,700       Respironics, Inc...............................      1,055,647
    43,800       Safeskin Corp..................................      1,056,675
    52,155       Sofamor/Danek Group, Inc. (c)..................      6,349,871
    47,300       Steris Corp....................................      1,345,094
                                                                 --------------
                                                                     29,692,418
                                                                 --------------
                 HEALTH CARE -- SERVICES--0.4%
    52,800       Alternative Living Services....................      1,808,400
    76,200       Capital Senior Living Corp.....................      1,062,037
    48,600       Curative Technologies, Inc.....................      1,628,100
                                                                 --------------
                                                                      4,498,537
                                                                 --------------
                 HOTELS & RESTAURANTS--1.0%
    42,400       Brinker International, Inc.....................      1,224,300
    78,700       Foodmaker, Inc.................................      1,736,319
    53,300       McDonald's Corp................................      4,084,112
    68,701       MeriStar Hospitality Corp......................      1,275,262
    42,575       Outback Steakhouse, Inc........................      1,697,678
    56,200       Wendy's International, Inc.....................      1,225,863
                                                                 --------------
                                                                     11,243,534
                                                                 --------------
                 HOUSEHOLD PRODUCTS--2.1%
   200,000       Black & Decker Corp............................     11,212,500
     6,550       Clorox Co......................................        765,122
    24,200       Colgate-Palmolive..............................      2,247,575
    47,300       Dial Corp......................................      1,365,787
    92,425       Gillette Co....................................      4,465,283
    37,600       Procter & Gamble...............................      3,433,350
                                                                 --------------
                                                                     23,489,617
                                                                 --------------
                 INFORMATION SERVICES--1.5%
    72,000       ACNielson Corp.................................      2,034,000
   400,000       Dun & Bradstreet Corp..........................     12,625,000
    78,600       Nielsen Media Research, Inc....................      1,414,800
                                                                 --------------
                                                                     16,073,800
                                                                 --------------
                 INSURANCE--3.3%
    44,575       American International Group...................      4,307,059
    41,200       AmerUs Life Holdings, Inc......................        921,850
     3,050       Berkshire Hathaway, Inc., Class B, (c).........      7,167,500
    52,500       Capital Re Corp................................      1,053,281
    58,987       Citigroup, Inc.................................      2,919,856
    25,200       CMAC Investment Corp...........................      1,157,625
    74,600       Everest Reinsurance Holdings...................      2,904,738
    67,200       Horace Mann Educators..........................      1,915,200
    53,650       Marsh & McLennan...............................      3,135,172
    30,650       Medical Assurance, Inc.........................      1,013,366
    86,100       Protective Life Corp...........................      3,427,856
    22,600       Reinsurance Group America, Inc.................      1,582,000
   136,500       Reliance Group Holdings, Inc...................      1,757,438
    59,300       Trigon Healthcare, Inc.........................      2,212,631
    11,815       UNUM Corp......................................        689,701
                                                                 --------------
                                                                     36,165,273
                                                                 --------------
                 INTERNET CONTENT--3.2%
    36,320       Amazon.com, Inc. (c)...........................     11,667,800
   109,431       America Online.................................     17,508,960
    46,415       At Home Corp...................................      3,446,314
    57,440       DoubleClick, Inc...............................      2,617,110
                                                                 --------------
                                                                     35,240,184
                                                                 --------------
                 INVESTMENT COMPANIES--1.2%
   537,635       TCI Ventures Group (c).........................     12,668,025
                                                                 --------------
                 LEISURE--0.4%
    17,225       Carnival Corp..................................        826,800
   113,125       Walt Disney Co.................................      3,393,750
                                                                 --------------
                                                                      4,220,550
                                                                 --------------
                 MANUFACTURING--1.5%
    46,200       A.O. Smith.....................................      1,134,788
    40,100       Cognex Corp. (c)...............................        802,000
    28,100       Crane Co.......................................        848,269
    71,100       Federal Signal.................................      1,946,362
    84,000       Hussmann International.........................      1,627,500
    24,125       Illinois Tool Works, Inc.......................      1,399,250
    72,900       MascoTech, Inc.................................      1,248,413
    31,000       National Service Industries, Inc...............      1,178,000
    45,000       Pentair, Inc...................................      1,791,562
    98,000       Premark International..........................      3,393,250
    41,600       Regal Beloit Corp..............................        956,800
                                                                 --------------
                                                                     16,326,194
                                                                 --------------
                 METALS & MINING--0.8%
    39,600       AK Steel Holding Corp..........................        930,600
    76,700       Bethlehem Steel Corp. (c)......................        642,363
   448,000       De Beers Centenary AG (ADR)....................      5,712,000
     7,300       Quanex Corp. (c)...............................        164,706
   118,400       Worthington Industries, Inc....................      1,480,000
                                                                 --------------
                                                                      8,929,669
                                                                 --------------
                 NATURAL GAS--0.6%
    40,200       Eastern Enterprises............................      1,758,750
    86,900       MCN Corp.......................................      1,656,531
    17,900       New Jersey Resources Corp......................        707,050
    50,500       Public Service North Carolina, Inc.............      1,313,000
    33,800       Washington Gas
                   Light Co.....................................        916,825
                                                                 --------------
                                                                      6,352,156
                                                                 --------------
                 OFFICE EQUIPMENT & SUPPLIES--0.4%
    43,600       Bell & Howell (c)..............................      1,648,625
    37,200       HON Industries.................................        890,475
    43,200       National Computer Systems......................      1,598,400
                                                                 --------------
                                                                      4,137,500
                                                                 --------------

                 OIL & GAS/EXPLORATION & PRODUCTION--0.3%
   109,500       Forcenergy, Inc. (c)...........................        287,438
    55,800       Newfield Exploration Co........................      1,164,825
    67,400       Plains Resources (c)...........................        947,812
   119,400       Vintage Petroleum, Inc.........................      1,029,825
                                                                 --------------
                                                                      3,429,900
                                                                 --------------
                 PAPER & FOREST PRODUCTS--0.1%
    33,600       Chesapeake Corp. (Rights)......................      1,239,000
                                                                 --------------
                 PETROLEUM SERVICES--0.3%
    74,600       BJ Services (c)................................      1,165,625
    66,300       Key Energy Group (c)...........................        310,781
 1,532,285       Ocean Rig ASA..................................        419,445
    23,150       Schlumberger, Ltd..............................      1,073,581
                                                                 --------------
                                                                      2,969,432
                                                                 --------------
                 PUBLISHING--3.3%
   200,000       Knight-Ridder, Inc.............................     10,225,000
    83,825       Lamar Advertising (c)..........................      3,122,481
     5,025       McGraw-Hill Companies, Inc.....................        511,922
   181,100       R. H. Donnelley Corp...........................      2,637,269
   311,304       Time Warner, Inc...............................     19,320,304
                                                                 --------------
                                                                     35,816,976
                                                                 --------------
                 RETAIL--3.5%
    23,450       Bed Bath & Beyond, Inc. (c)....................        800,231
    12,750       Best Buy Company, Inc. (c).....................        782,531
    30,800       BJ's Wholesale
                   Club (c).....................................      1,426,425
   114,700       Burlington Coat Factory........................      1,871,044
    38,300       Claire's Stores................................        785,150
    86,950       Costco Cos. (c)................................      6,276,703
     5,405       Dollar Tree Stores, Inc........................        236,131
    42,150       Gap, Inc.......................................      2,370,938
    78,625       Home Depot, Inc................................      4,810,867
    29,375       Kohls Corp. (c)................................      1,804,727
    26,500       Payless ShoeSource, Inc. (c)...................      1,255,438
    33,500       Ross Stores, Inc...............................      1,319,063
    85,090       Staples, Inc. (c)..............................      3,717,369
    41,600       Talbots, Inc...................................      1,305,200
   108,700       Venator Group, Inc. (c)........................        699,756
    83,050       Wal-Mart Stores, Inc...........................      6,763,384
    37,200       Walgreen Co....................................      2,178,525
                                                                 --------------
                                                                     38,403,482
                                                                 --------------
                 RETAIL -- GROCERY--0.4%
    14,700       Great Atlantic & Pacific Tea Co................        435,487
    41,500       Hannaford Brothers.............................      2,199,500
    37,700       Safeway, Inc. (c)..............................      2,297,344
                                                                 --------------
                                                                      4,932,331
                                                                 --------------
                 SERVICES--1.2%
    77,300       Borg-Warner Security Corp......................      1,449,375
    49,500       Cort Business Services (c).....................      1,200,375
    91,900       Daisytek International Corp....................      1,746,100
    59,150       DeVry, Inc (c).................................      1,811,469
    48,400       Information Resources (Rights).................        493,075
       900       StaffMark, Inc.................................         20,137
    25,500       Sykes Enterprises, Inc. (c)....................        777,750
   171,000       Viad Corp......................................      5,194,125
                                                                 --------------
                                                                     12,692,406
                                                                 --------------
                 SOFTWARE--3.3%
     3,055       Inktomi Corp...................................        395,241
    74,755       Intuit, Inc. (c)...............................      5,419,738
   173,065       Microsoft Corp. (c)............................     24,001,952
    42,025       Solectron Corp. (c)............................      3,905,698
    43,762       Wind River Systems (c).........................      2,056,814
                                                                 --------------
                                                                     35,779,443
                                                                 --------------
                 SPECIALTY PRINTING--0.5%
    33,625       Banta Corp.....................................        920,484
    44,800       Cadmus Communications..........................        845,600
    34,800       Deluxe Corp....................................      1,272,375
    22,000       Gannett Co.....................................      1,419,000
    52,600       Harte-Hanks, Inc...............................      1,499,100
                                                                 --------------
                                                                      5,956,559
                                                                 --------------
                 TECHNOLOGY--3.4%
   218,425       Cisco Systems (c)..............................     20,272,570
    81,275       Intel Corp.....................................      9,636,167
    33,675       Oracle Systems Corp. (c).......................      1,452,235
   164,514       Pittway Corp...................................      5,439,244
                                                                 --------------
                                                                     36,800,216
                                                                 --------------
                 TELECOMMUNICATION--4.0%
    57,550       AirTouch Communications, Inc. (c)..............      4,150,794
    59,900       BellSouth Corp.................................      2,987,512
     7,780       Global Crossing, Ltd...........................        351,073
   147,650       MCI Worldcom, Inc. (c).........................     10,593,887
    44,920       Qwest Communications International,
                   Inc. (c).....................................      2,246,000
    54,800       SBC Communications, Inc........................      2,938,650
   301,759       Tele-Communications, Inc. (c)..................     16,691,045
   363,511       Telecom Italia S.p.A...........................      3,099,885
    19,200       Transaction Network Services, Inc..............        385,200
                                                                 --------------
                                                                     43,444,046
                                                                 --------------
                 TELECOMMUNICATION
                 EQUIPMENT--2.5%
    39,600       General Instrument Corp. (c)...................      1,343,925
    58,200       Inter Tel, Inc.................................      1,360,425
   196,650       Nokia Corp. (ADR)..............................     23,684,035
    61,700       Tekelec, Inc...................................      1,021,906
                                                                 --------------
                                                                     27,410,291
                                                                 --------------
                 TRUCKING & FREIGHT
                 FORWARDING--0.2%
    46,300       CNF Transportation, Inc........................      1,739,144
                                                                 --------------
                 UTILITIES--0.1%
    36,500       American States Water Co.......................        994,625
                                                                 --------------
                 WASTE MANAGEMENT--0.0%
     6,975       World Fuel Services Corp.......................         74,981
                                                                 --------------
                 Total Common Stock
                   (Identified Cost $852,536,428) ..............  1,014,923,131
                                                                 --------------

BONDS AND NOTES--0.0%

   FACE
   AMOUNT
-------------------------------------------------------------------------------
                 INTERNET CONTENT--0.0%
$  158,000       Amazon.com, Inc.,
                   0/10.00% 5/01/2008 (d).......................        105,070
                                                                 --------------
                 Total Bonds and Notes
                   (Identified Cost $89,855) ...................        105,070
                                                                 --------------

   SHORT TERM INVESTMENTS--6.2%
-------------------------------------------------------------------------------
    FACE
   AMOUNT              DESCRIPTION                                  VALUE(a)
-------------------------------------------------------------------------------
$15,015,000     Repurchase Agreement with State Street Bank
                  and Trust Co. dated 12/31/98 at 4.00% to be
                  repurchased at $15,021,673 on 1/04/99,
                  collateralized by $11,235,000 U.S. Treasury
                  Bond 8.125% due 8/15/19 with a value of
                   $15,353,967..................................  $  15,015,000
 15,340,000     Repurchase Agreement with State Street Bank
                  and Trust Co. dated 12/31/98 at 4.50% to be
                  repurchased at $15,347,670 on 1/04/99,
                  collateralized by $11,480,000 U.S. Treasury
                  Bond 8.125% due 8/15/19 with a value of
                   $15,688,788..................................     15,340,000
 13,600,000       CIT Group Holdings, 5.300%, 1/04/1999.........     13,593,993
 11,611,289       Associates First Capital, 5.000%, 1/04/1999...     11,611,289
 10,000,000       Federal National Mortgage Association Discount
                   Notes, Zero Coupon, 4/01/1999................      9,876,750
  2,100,000       Chevron Corp., 4.800%, 1/04/1999..............      2,100,000
                                                                 --------------

                 Total Short Term Investments (Identified Cost
                   $67,537,032) ...............................      67,537,032
                                                                 --------------

                 Total Investments--99.1% (Identified Cost
                   $920,163,315) (b) ..........................   1,082,565,233

                 Other assets less liabilities ................       9,903,306
                                                                 --------------

                 Total Net Assets--100% .......................  $1,092,468,539
                                                                 ==============

FORWARD CURRENCY CONTRACTS OUTSTANDING -- at December 31, 1998

                                                  LOCAL            AGGREGATE                         UNREALIZED
                              DELIVERY          CURRENCY             FACE             TOTAL        APPRECIATION/
                                DATE             AMOUNT              VALUE            VALUE        (DEPRECIATION)
                            -------------  -------------------  ---------------  ---------------  ----------------
Finnish Markka (sold).....        1/22/99           44,400,000     $  8,719,408     $  8,717,200          $  2,208
Finnish Markka (sold).....        1/26/99           14,600,000        2,886,739        2,867,042            19,697
Italian Lira (sold).......        1/22/99        1,050,000,000          633,943          635,706            (1,763)
Italian Lira (sold).......        1/26/99        3,050,000,000        1,884,669        1,846,928            37,741
                                                                                                      ------------
                                                                                                      $     57,883
                                                                                                      ============
(a)  See Note 1a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 1998 the net unrealized appreciation on investments based on cost of
       $921,913,041 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all investments in which there is an excess
         of value over tax cost ...............................................................       $212,149,068
       Aggregate gross unrealized depreciation for all investments in which there is an excess
         of tax cost over value ...............................................................        (51,496,876)
                                                                                                      ------------
       Net unrealized appreciation ............................................................       $160,652,192
                                                                                                      ============
(c)  Non-income producing security.
(d)  Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.

ADR  An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $920,163,315) ...                            $1,082,565,233
  Cash ..................................................                                    79,768
  Receivable for:

    Fund shares sold ....................................                                 6,727,009
    Securities sold .....................................                                33,075,105
    Open forward currency contracts - net ...............                                    57,883
    Accrued dividends and interest ......................                                 1,148,714
    Tax reclaims ........................................                                    11,659
  Unamortized organization expense ......................                                    25,125
                                                                                     --------------
                                                                                      1,123,690,496

LIABILITIES
  Payable for:

    Securities purchased ................................      $26,230,720
    Fund shares redeemed ................................        3,797,661
  Accrued expenses:

    Management fees .....................................          924,623
    Deferred trustees' fees .............................           23,149
    Accounting and administrative .......................           17,056
    Other ...............................................          228,748
                                                               -----------
                                                                                         31,221,957
                                                                                     --------------
NET ASSETS ..............................................                            $1,092,468,539
                                                                                     ==============
  Net Assets consist of:

    Capital paid in .....................................                            $  878,120,873
    Undistributed net investment income .................                                   163,718
    Accumulated net realized gains (losses) .............                                51,723,374
    Unrealized appreciation (depreciation) on
      investments, forward
      currency contracts and foreign currency
      transactions ......................................                               162,460,574
                                                                                     --------------
NET ASSETS ..............................................                            $1,092,468,539
                                                                                     ==============

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($443,165,006 divided by 22,131,746 shares of
    beneficial interest) ................................                                    $20.02
                                                                                             ======
Offering price per share (100/94.25 of $20.02) ..........                                    $21.24*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($508,937,215 divided by 26,459,982 shares of
   beneficial interest) .................................                                    $19.23**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($97,849,290 divided by 5,083,452 shares of beneficial
   interest) ............................................                                    $19.25**

                                                                                             ======
Net asset value, offering and redemption price of Class Y
  shares
  ($42,517,028 divided by 2,087,425 shares of beneficial
    interest) ...........................................                                    $20.37
                                                                                             ======

* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of these amounts.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (Net of foreign taxes of: $49,327) ............                     $ 11,009,396
  Interest ................................................                        3,501,398
                                                                                ------------
                                                                                  14,510,794
  Expenses
    Management fees .......................................  $ 10,961,734
    Service fees - Class A ................................     1,072,116
    Service and distribution fees - Class B ...............     4,826,734
    Service and distribution fees - Class C ...............       958,465
    Trustees' fees and expenses ...........................        56,849
    Accounting and administrative .........................       191,247
    Custodian .............................................       472,561
    Transfer agent ........................................     2,135,502
    Audit and tax services ................................        46,000
    Legal .................................................        74,306
    Printing ..............................................       238,159
    Registration ..........................................       127,138
    Amortization of organization expenses .................        33,000
    Miscellaneous .........................................        42,531
                                                             ------------
  Total expenses ..........................................                    21,236,342
                                                                             ------------
  Net investment loss .....................................                    (6,725,548)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD
CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net .....................................   120,836,368
    Forward currency contracts - net ......................      (488,909)
    Foreign currency transactions - net ...................        (4,014)
                                                             ------------
  Total realized gain (loss) on investments, forward
    currency contracts and
    foreign currency transactions .........................   120,343,445
                                                             ------------
  Unrealized appreciation (depreciation) on:
    Investments - net .....................................    65,141,097
    Forward currency contracts - net ......................        94,795
    Foreign currency transactions - net ...................         1,569
                                                             ------------
  Total unrealized appreciation (depreciation) on
    investments, forward
    currency contracts and foreign currency transactions ..    65,237,461
                                                             ------------
  Net gain (loss) on investment transactions ..............                   185,580,906
                                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .                  $178,855,358
                                                                             ============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                            YEAR ENDED           YEAR ENDED
                                                           DECEMBER 31,         DECEMBER 31,
                                                               1997                 1998
                                                         --------------       --------------
FROM OPERATIONS
  Net investment loss .................................  $   (5,022,287)      $   (6,725,548)
  Net realized gain (loss) on investments, forward
    currency contracts and foreign currency
    transactions ......................................     180,780,558          120,343,445
  Unrealized appreciation (depreciation) on
    investments, forward currency contracts and foreign
    currency transactions .............................     (10,460,445)          65,237,461
                                                         --------------       --------------
  Increase (decrease) in net assets from operations ...     165,297,826          178,855,358
                                                         --------------       --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ...........................................     (71,019,226)         (29,743,099)
    Class B ...........................................     (80,282,014)         (34,777,382)
    Class C ...........................................     (16,094,369)          (6,853,215)
    Class Y ...........................................      (5,967,515)          (2,746,734)
                                                         --------------       --------------
                                                           (173,363,124)         (74,120,430)
                                                         --------------       --------------
  Increase (decrease) in net assets derived from
    capital
    share transactions ................................     204,607,502          (22,655,877)
                                                         --------------       --------------
  Total increase (decrease) in net assets .............     196,542,204           82,079,051

NET ASSETS
  Beginning of the year ...............................     813,847,284        1,010,389,488
                                                         --------------       --------------
  End of the year .....................................  $1,010,389,488       $1,092,468,539
                                                         ==============       ==============

UNDISTRIBUTED NET INVESTMENT INCOME
  End of the year .....................................  $      162,760       $      163,718
                                                         ==============       ==============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                        CLASS A
                    --------------------------------------------------------------------------------------------------------------
                         JULY 7, 1994(a)
                             THROUGH              YEAR ENDED           YEAR ENDED            YEAR ENDED            YEAR ENDED
                          DECEMBER 31,           DECEMBER 31,         DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                              1994                   1995                 1996                  1997                  1998
                     -----------------------  ------------------  --------------------  --------------------  --------------------
Net Asset Value,
  Beginning of
  Period .........            $12.50                $13.25              $16.78                $18.18                  $18.17
                              ------                ------              ------                ------                  ------
Income From
  Investment
  Operations
Net Investment
  Income (Loss) ..              0.05                  0.00               (0.06)(e)             (0.02)(e)               (0.05)(e)
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments ....              0.75                  4.52                3.17                  3.62                    3.28
                              ------                ------              ------                ------                  ------
Total From
  Investment
  Operations .....              0.80                  4.52                3.11                  3.60                    3.23
                              ------                ------              ------                ------                  ------
Less Distributions
Dividends From Net
  Investment
  Income .........             (0.05)                 0.00                0.00                  0.00                    0.00
Distributions From
  Net Realized
  Capital Gains ..              0.00                 (0.99)              (1.71)                (3.61)                  (1.38)
                              ------                ------              ------                ------                  ------
Total
Distributions ....             (0.05)                (0.99)              (1.71)                (3.61)                  (1.38)
                              ------                ------              ------                ------                  ------
Net Asset Value,
  End of Period ..            $13.25                $16.78              $18.18                $18.17                  $20.02
                              ======                ======              ======                ======                  ======
Total Return (%)(c)              6.4                  34.4                19.0                  20.2                    19.3
Ratio of Operating
  Expenses to
  Average Net
  Assets (%) (d) .              1.94(b)               1.82                1.68                  1.66                    1.62
Ratio of Net
  Investment
  Income to
  Average Net
  Assets (%) .....              1.06(b)              (0.33)              (0.36)                (0.14)                  (0.24)
Portfolio Turnover
Rate (%)                         100                   142                 127                   168                     101
Net Assets, End of
  Period (000) ...           $91,218              $223,596            $348,573              $416,938                $443,165

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through
    December 31, 1994 would have been 1.98% for period ended December 31, 1994.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                        CLASS B
                    --------------------------------------------------------------------------------------------------------------
                         JULY 7, 1994(a)
                             THROUGH              YEAR ENDED           YEAR ENDED            YEAR ENDED            YEAR ENDED
                          DECEMBER 31,           DECEMBER 31,         DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                              1994                   1995                 1996                  1997                  1998
                     -----------------------  ------------------  --------------------  --------------------  --------------------
Net Asset Value,
  Beginning of
  Period .........            $12.50                $13.23              $16.63                $17.86                  $17.63
                              ------                ------              ------                ------                  ------

Income From
  Investment
  Operations
Net Investment
  Income (Loss) ..              0.02                  0.00               (0.20)(e)             (0.17)(e)               (0.18)(e)
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments ....              0.73                  4.39                3.14                  3.55                    3.16
                              ------                ------              ------                ------                  ------
Total From
  Investment
  Operations .....              0.75                  4.39                2.94                  3.38                    2.98
                              ------                ------              ------                ------                  ------
Less Distributions
Dividends From Net
  Investment
  Income .........             (0.02)                 0.00                0.00                  0.00                    0.00
Distributions From
  Net Realized
  Capital Gains ..              0.00                 (0.99)              (1.71)                (3.61)                  (1.38)
                              ------                ------              ------                ------                  ------
Total
Distributions ....             (0.02)                (0.99)              (1.71)                (3.61)                  (1.38)
                              ------                ------              ------                ------                  ------
Net Asset Value,
  End of Period ..            $13.23                $16.63              $17.86                $17.63                  $19.23
                              ======                ======              ======                ======                  ======
Total Return (%)(c)             6.0                  33.4                18.1                  19.3                    18.4
Ratio of Operating
  Expenses to
  Average Net
  Assets (%) (d) .              2.69(b)               2.57                2.43                  2.41                    2.37
Ratio of Net
  Investment
  Income to
  Average Net
  Assets (%) .....              0.31(b)              (1.08)              (1.11)                (0.89)                  (0.99)
Portfolio Turnover
Rate (%)                         100                   142                 127                   168                     101
Net Assets, End of
  Period (000) ...           $72,889              $220,017            $366,314              $462,034                $508,937

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through
    December 31, 1994 would have been 2.75% for period ended December 31, 1994.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                        CLASS C
                    --------------------------------------------------------------------------------------------------------------
                         JULY 7, 1994(a)
                             THROUGH              YEAR ENDED           YEAR ENDED            YEAR ENDED            YEAR ENDED
                          DECEMBER 31,           DECEMBER 31,         DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                              1994                   1995                 1996                  1997                  1998
                     -----------------------  ------------------  --------------------  --------------------  --------------------
Net Asset Value,
  Beginning of
  Period .........            $12.50                $13.24              $16.65                $17.87                  $17.64
                              ------                ------              ------                ------                  ------
Income From
  Investment
  Operations
Net Investment
  Income (Loss) ..              0.02                  0.00               (0.20)(e)             (0.17)(e)               (0.18)(e)
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments ....              0.74                  4.40                3.13                  3.55                    3.17
                              ------                ------              ------                ------                  ------
Total From
  Investment
  Operations .....              0.76                  4.40                2.93                  3.38                    2.99
                              ------                ------              ------                ------                  ------
Less Distributions
Dividends From Net
  Investment
  Income .........             (0.02)                 0.00                0.00                  0.00                    0.00
Distributions From
  Net Realized
  Capital Gains ..              0.00                 (0.99)              (1.71)                (3.61)                  (1.38)
                               -----                 -----               -----                 -----                   -----
Total
Distributions ....             (0.02)                (0.99)              (1.71)                (3.61)                  (1.38)
                              ------                ------              ------                ------                  ------
Net Asset Value,
  End of Period ..            $13.24                $16.65              $17.87                $17.64                  $19.25
                              ======                ======              ======                ======                  ======
Total Return (%)(c)             6.0                  33.4                18.0                  19.3                    18.5
Ratio of Operating
  Expenses to
  Average Net
  Assets (%) (d) .              2.69(b)               2.57                2.43                  2.41                    2.37
Ratio of Net
  Investment
  Income to
  Average Net
  Assets (%) .....              0.31(b)              (1.08)              (1.11)                (0.89)                  (0.99)
Portfolio Turnover
Rate (%)                         100                   142                 127                   168                     101
Net Assets, End of
  Period (000) ...           $20,096               $45,672             $80,312               $94,412                 $97,849

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through
    December 31, 1994 would have been 2.75% for period ended December 31, 1994.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------

                                                                        CLASS Y
                    --------------------------------------------------------------------------------------------------------------
                         NOVEMBER 15(a)
                            THROUGH              YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                              1994                  1995                  1996                  1997                  1998
                     ----------------------  -------------------  --------------------  --------------------  --------------------
Net Asset Value,
  Beginning of
  Period .........            $13.59               $13.24               $16.83                $18.33                  $18.41
                              ------               ------               ------                ------                  ------
Income From
  Investment
  Operations
Net Investment
  Income (Loss) ..              0.06                 0.00                (0.02)(e)              0.03(e)                 0.00(e)
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments ....             (0.35)                4.58                 3.23                  3.66                    3.34
                              ------               ------               ------                ------                  ------
Total From
  Investment
  Operations .....             (0.29)                4.58                 3.21                  3.69                    3.34
                              ------               ------               ------                ------                  ------
Less Distributions
Dividends From Net
  Investment
  Income .........             (0.06)                0.00                 0.00                  0.00                    0.00
Distributions From
  Net Realized
  Capital Gains ..              0.00                (0.99)               (1.71)                (3.61)                  (1.38)
                              ------               ------               ------                ------                  ------
Total
Distributions ....             (0.06)               (0.99)               (1.71)                (3.61)                  (1.38)
                              ------               ------               ------                ------                  ------
Net Asset Value,
  End of Period (000)         $13.24               $16.83               $18.33                $18.41                  $20.37
                              ======               ======               ======                ======                  ======
Total Return (%)(c)            (2.1)                 34.8                 19.6                  20.5                    19.6
Ratio of Operating
  Expenses to
  Average Net
  Assets (%) (d) .              1.79(b)              1.57                 1.43                  1.41                    1.37
Ratio of Net
  Investment
  Income to
  Average Net
  Assets (%) .....              2.26(b)             (0.08)               (0.11)                 0.11                    0.01
Portfolio Turnover
Rate (%)                         100                  142                  127                   168                     101
Net Assets, End of
  Period (000) ...              $196               $5,569              $18,649               $37,006                 $42,517

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets, without giving effect to the voluntary fee waiver in effect through
    December 31, 1994 would have been 1.90% for period ended December 31, 1994.
(e) Per share net investment loss has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks long term growth of capital. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund seeks long term growth of capital. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadvisers, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. Dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at fiscal year end, resulting from changes in the exchange rate.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. Dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, distributions from real estate investment trusts and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred in fiscal 1994 in connection with the Fund's organization and registration, amounting to approximately $165,000 in the aggregate, were paid and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $986,127,201 and $1,098,618,386, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its adviser, New England Funds Management, L.P. ("NEFM"), at the annual rate of 1.05% on the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion. NEFM pays the Fund's investment subadvisers, Founders Asset Management, Inc., Harris Associates, Janus Capital Corporation and Loomis, Sayles & Company, L.P. (the "Subadvisers") as follows: Founders Asset Management, Inc., Janus Capital Corporation and Loomis, Sayles & Company, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.50% of the next $200 million and 0.475% of such assets in excess of $250 million. NEFM pays Harris Associates at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.60% of the next $50 million and 0.55% of such assets in excess of $100 million. Certain officers and directors of the Adviser are also officers or trustees of the Fund. NEFM, Harris Associates and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") formerly New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees retained by NEFM and paid to each Subadviser under the management agreement in effect during the year ended December 31, 1998 are as follows:

    $  5,476,306              NEFM
       1,350,200              Harris Associates
       1,463,599              Founders Asset Management, Inc.
       1,358,439              Janus Capital Corporation
       1,313,190              Loomis, Sayles & Company, L.P.
    -----------
    $10,961,734
    ===========

The effective management fee for the year ended December 31, 1998 was 1.05%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998, these expenses amounted to $191,247 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $1,731,776 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $21,969 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $1,072,116 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998 the Fund paid New England Funds $1,206,684 and $239,616 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $3,620,050 and $718,849 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $2,573,691.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, NEFSCO, Nvest, NEFM or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                  $5,684
     Meeting Fee                                         152/meeting
     Annual Committee Member Retainer                    853
     Annual Committee Chairman Retainer                  568

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                              YEAR ENDED                       YEAR ENDED
                                           DECEMBER 31, 1997                DECEMBER 31, 1998
                                   ------------------------------    ------------------------------
CLASS A                                SHARES           AMOUNT           SHARES          AMOUNT
-------                            -------------    -------------    -------------    -------------
Shares sold ....................      11,237,845    $ 216,916,475        7,745,900    $ 144,536,590
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
  gain .........................       3,794,070       69,274,984        1,738,294       29,133,801
                                   -------------    -------------    -------------    -------------
                                      15,031,915      286,191,459        9,484,194      173,670,391
Shares repurchased .............     (11,253,282)    (216,169,035)     (10,305,177)    (192,986,379)
                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........       3,778,633    $  70,022,424         (820,983)   $ (19,315,988)
                                   -------------    -------------    -------------    -------------

                                              YEAR ENDED                       YEAR ENDED
                                           DECEMBER 31, 1997                DECEMBER 31, 1998
                                   ------------------------------    ------------------------------
CLASS B                                SHARES           AMOUNT           SHARES          AMOUNT
-------                            -------------    -------------    -------------    -------------
Shares sold ....................       4,908,106    $  89,778,147        3,638,826    $  67,366,177
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
  gain .........................       4,286,660       76,148,745        2,058,653       33,226,657
                                   -------------    -------------    -------------    -------------
                                       9,194,766      165,926,892        5,697,479      100,592,834
Shares repurchased .............      (3,497,668)     (65,093,904)      (5,444,982)     (99,728,292)
                                   -------------    -------------    -------------    -------------
Net increase ...................       5,697,098    $ 100,832,988          252,497    $     864,542
                                   -------------    -------------    -------------    -------------

                                              YEAR ENDED                       YEAR ENDED
                                           DECEMBER 31, 1997                DECEMBER 31, 1998
                                   ------------------------------    ------------------------------
CLASS C                                SHARES           AMOUNT           SHARES          AMOUNT
-------                            -------------    -------------    -------------    -------------
Shares sold ....................       1,933,560    $  35,540,097        1,232,859    $  22,880,050
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
  gain .........................         877,348       15,592,950          411,134        6,639,808
                                   -------------    -------------    -------------    -------------
                                       2,810,908       51,133,047        1,643,993       29,519,858
Shares repurchased .............      (1,953,987)     (36,192,030)      (1,911,802)     (34,992,392)
                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........         856,921    $  14,941,017         (267,809)   $  (5,472,534)
                                   -------------    -------------    -------------    -------------

                                              YEAR ENDED                       YEAR ENDED
                                           DECEMBER 31, 1997                DECEMBER 31, 1998
                                   ------------------------------    ------------------------------
CLASS Y                                SHARES           AMOUNT           SHARES          AMOUNT
-------                            -------------    -------------    -------------    -------------
Shares sold ....................       1,010,270    $  19,247,891          499,785    $   9,729,009
Shares issued in connection with
  the reinvestment of:
  Distributions from net realized
    gain .......................         322,823        5,967,509          161,193        2,746,731
                                   -------------    -------------    -------------    -------------
                                       1,333,093       25,215,400          660,978       12,475,740
Shares repurchased .............        (340,009)      (6,404,327)        (584,070)     (11,207,637)
                                   -------------    -------------    -------------    -------------
Net increase ...................         993,084    $  18,811,073           76,908    $   1,268,103
                                   -------------    -------------    -------------    -------------
Increase (decrease) derived from
  capital shares
  transactions .................      11,325,736    $ 204,607,502         (759,387)   $ (22,655,877)
                                   =============    =============    =============    =============

5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A., under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and Shareholders of
NEW ENGLAND STAR ADVISERS FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Star Advisers Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

-------------------------------------------------------------------------------
SUPPLEMENT DATED FEBRUARY 12, 1999 TO NEW ENGLAND STAR FUNDS PROSPECTUS DATED
 MAY 1, 1998 AND NEW ENGLAND STOCK FUNDS CLASS Y PROSPECTUS DATED MAY 1, 1998

NEW ENGLAND STAR SMALL CAP FUND

CHANGE IN PORTFOLIO MANAGER
The following supplements the paragraph entitled "Montgomery" in the "Fund Management" section of each prospectus:

  Effective March 1, 1999, Kathryn Peters replaces Andrew Pratt as the portfolio manager of the Montgomery segment of the Fund. Ms. Peters, Vice President of Montgomery, joined the firm in 1995. Prior to 1995 she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York.

CHANGE IN CONTROL
Effective February 12, 1999, the following supplements the paragraph entitled "Robertson Stephens" in the "Fund Management" section of each Prospectus:

  Members of senior management of Robertson Stephens have agreed to purchase Robertson Stephens Investment Management Co. Inc., Robertson Stephens's parent company, from BankAmerica Corporation, in a transaction expected to be completed in March 1999. Robertson Stephens will continue to serve as a subadviser to the Star Small Cap Fund following the transaction, and it is expected that John L. Wallace and John Seabern will continue to serve as co-managers of Robertson Stephens segment of the Fund. The trustees of the New England Funds Trust I approved the continuation of the Star Small Cap Fund's current arrangements with Robertson Stephens following the consummation of the transaction.

NEW ENGLAND STAR ADVISERS FUND

CHANGE IN PORTFOLIO MANAGERS
The following supplements the paragraph entitled "Founders" in the "Fund Management" section of each Prospectus:

  Effective January 1999, the Founders segment of the Star Advisers Fund is managed by Scott A. Chapman and Thomas M. Arrington. Mr. Chapman and Mr. Arrington have been Vice Presidents of Investments at Founders since December 1998. Prior to joining Founders, Mr. Chapman was Vice President and Director of Growth Strategy and Mr. Arrington served as Vice President and Director of Income Equity Strategy at HighMark Capital Management.

-------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

                To learn more, and for a free prospectus, contact
                         your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains
          information about distribution charges, management and other items of interest. Investors are advised to read the
                     prospectus carefully before investing.

  New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
    As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by
                    visiting their Web site at www.NASDR.com.

                                                              ------------------
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